                                                                  Exhibit # 10.1


                               AMENDING AGREEMENT

THIS AMENDING AGREEMENT made as of the 26th day of June, 2001.

BETWEEN:

          LML PAYMENT SYSTEMS INC., a corporation continued under the laws of the Yukon

          (the "Purchaser")

AND:

          LML PAYMENT SYSTEMS CORP., a corporation incorporated under the laws of the State of Delaware (as successor to Phoenix EPS, Inc.)

          ("PSC")

AND:

          ROBERT E. PEYTON, of the City of Scottsdale, in the State of Arizona

          ("Peyton")

          JOSEPH M. BANDIERA, of the City of Peoria, in the State of Arizona

          ("Bandiera")

          PETER D. STENHJEM, of the City of Tempe, in the State of Arizona

          ("Stenhjem")

          (Peyton, Bandiera and Stenhjem are hereinafter referred to collectively as the "Vendors")

WHEREAS:

1. The parties hereto entered into a Share Purchase Agreement (the "SPA") as of July 9, 2000 pursuant to which the Vendors sold all the issued and outstanding shares in the capital stock of Phoenix EPS, Inc (one of the corporations merged to form PSC) to the Purchaser;

2. Section 5.3 of the SPA provides for price protection to the Vendors by allowing the Vendors to obtain the issuance, from time to time, of additional common shares in the capital of the Purchaser to the Vendors to the extent that when the Vendors sell any LML Shares issued as consideration under the SPA for less than the LML Share Closing Value;

3. The market value of LML Shares has been substantially below the LML Share Closing Value for ten (10) months and there is no reasonable probability of the market value of an LML Share being equal to or greater than $20.375, the LML Share Closing Value, on July 10, 2001 (the first day on which the Vendors would be legally entitled to sell any of the LML Shares issued to them pursuant to the SPA), or within ninety (90) days therefor;

4. The Vendors wish to retain their LML Shares and are willing to give up their rights under Section 5.3 of the SPA in consideration of the Purchaser issuing to them on a one time basis that number of additional LML Shares which is calculated using the formula for calculating the number of additional LML Shares potentially issuable to the Vendors under Section 5.3 of the SPA except for substitution of the number of LML Shares held by each Vendor for the number of LML Shares sold and substituting five ($5.00) dollars for the price per LML Share reserved to be obtained upon the sale of LML Shares by each Vendor during the first ninety (90) days in which he is legally able to dispose of his LML Shares;

5.  The Purchaser is willing to enter into an obligation by amendment to Section
    5.3 of the SPA to issue additional LML Shares to the Vendors on the basis contemplated in Recital D in replacement of its obligation under Section 5.3 of the SPA to issue additional LML Shares to the Vendors upon their sale of such shares; and

6. The parties hereto are willing to amend the SPA pursuant to the provisions of this Agreement so as to provide that the price protection provisions of
    Section 5.3 of the SPA be amended as contemplated in these Recitals;

NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants, agreements, warranties and payments herein set out and provided for and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

1.1  Definitions Incorporated by Reference
     -------------------------------------

     Unless otherwise defined in this Agreement, capitalised terms shall have the respective meanings assigned thereto in the SPA.

1.1  Incorporation of Previous Documents
     -----------------------------------

     This Agreement supplements and amends the SPA and the SPA and this Agreement shall henceforth be read together and shall have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument. All references in this Agreement to the Articles or Sections of the SPA shall be deemed, unless the context shall otherwise require, to be references to the corresponding Articles and Sections of the SPA, as the case may be, from time to time supplemented and amended.

1.1  Divisions and Headings
     ----------------------

     The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                   ARTICLE 2
                               AMENDING PROVISION

1.1  Amendment of Price Protection Provisions
     ----------------------------------------

     The SPA is hereby supplemented and amended by:

A.   the deletion of Section 5.3 of the SPA in its entirety; and

B.  replacing such deleted Section 5.3 of the SPA with the following Section
    5.3:

          "5.3  Price Protection
                ----------------

                The Purchaser covenants and agrees that the Purchaser will issue to each of the Vendors within ten (10) days of the execution and delivery of this Agreement by all the parties to it that number of LML Shares which is equal to the lesser of (A) the maximum number of shares that may be issued by the Purchaser without obtaining shareholders approval under the rules and regulations applicable to issues listed on the NASDAQ small cap market and (B) the remainder obtained by subtracting (x) the total number of LML Shares issued to such Vendor hereunder from (y) the product of (i) multiplying the number of such LML Shares of the Vendor by (ii) the fraction in which the numerator is equal to the LML Share Closing Value of $20.375 and the denominator is $5.00 so as to issue to each of the Vendors listed below the number of additional LML Shares set out below adjacent to the respective name of such Vendor:

         Name of Vendor               Number of Additional Shares
         --------------------      ---------------------------------
         Peyton                                              543,312
         Stenhjem                                             67,911
         Bandiera                                             67,911  "

2.2    Confirmation of Representations, Warranties and Covenants.
       ----------------------------------------------------------

       Each Vendor hereby agrees that each of the representations and warranties made by such Vendor in Section 3.1(vv) of the SPA are true and correct in all respects as of the date hereof with respect to the additional LML Shares to be issued to such Vendor under this Agreement, and each of the covenants made by such Vendor under Section 3.1(vv) of the SPA, including without limitation those set forth in Section 3.1(vv)(ix) with respect to legends, remain in effect and shall apply to the additional LML Shares to be issued to such Vendor under this Agreement. Each Vendor acknowledges that he has been advised by the Purchaser that the Purchaser intends to file its Annual Report on Form 10-K for its fiscal year ended March 31, 2001 with the Securities and Exchange Commission on or about June 29, 2001. Each Vendor further acknowledges that he has been advised by the Purchaser that such report may contain material, non-public information regarding the Purchaser that has not previously been publicly disclosed and, as a result thereof, the trading price of the LML Shares on the Nasdaq Smallcap Market may increase or decrease. Each Vendor further acknowledges that he has been advised that the trading price of the LML Shares may be affected by the public disclosure by the Purchaser of this Agreement and the terms and conditions hereof. Each Vendor nevertheless desires to enter into this Agreement prior to the filing by the Purchaser of such report and further acknowledges that no assurances are made being made hereby by the Purchaser as to the current or future value of the LML Shares, including any changes in the stock price of the LML Shares resulting from the filing by Purchaser of such report or the public disclosure by the Purchaser (whether through a press release or otherwise) of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed.

THE CORPORATE SEAL OF LML PAYMENT SYSTEMS INC. was    )
 hereunto affixed in the presence of:                 )
                                                      )
                                                      )
By:    /s/ Patrick H. Gaines                          )    C/S
     ----------------------------------------------   )
       Name                                           )
       Title                                          )


LML PAYMENT SYSTEMS CORP.

By:    /s/ Patrick H. Gaines
     ----------------------------------------------
       Name
       Title


SIGNED, SEALED AND DELIVERED by ROBERT E. PEYTON     )
 in the presence of:                                 )
                                                     )
                                                     )
                                                     )
-------------------------------------------------    )
Signature                                            )
                                                     )                     /s/ Robert E. Peyton
-------------------------------------------------    )         -------------------------------------------
Print Name                                           )                       ROBERT E. PEYTON
                                                     )
                                                     )
-------------------------------------------------    )
Address                                              )
                                                     )
                                                     )
-------------------------------------------------    )
Occupation                                           )


SIGNED, SEALED AND DELIVERED by JOSEPH M.            )
 BANDIERA in the presence of:                        )
                                                     )
                                                     )
                                                     )
-------------------------------------------------    )
Signature                                            )
                                                     )                    /s/ Joseph M. Bandiera
-------------------------------------------------    )         -------------------------------------------
Print Name                                           )                      JOSEPH M. BANDIERA
                                                     )
                                                     )
-------------------------------------------------    )
Address                                              )
                                                     )
                                                     )
-------------------------------------------------    )
Occupation                                           )

SIGNED, SEALED AND DELIVERED by PETER D.             )
 STENHJEM in the presence of:                        )
                                                     )
                                                     )
-------------------------------------------------    )
Signature                                            )
                                                     )                     /s/ Peter D. Stenhjem
-------------------------------------------------    )         -------------------------------------------
Print Name                                           )                       PETER D. STENHJEM
                                                     )
                                                     )
-------------------------------------------------    )
Address                                              )
                                                     )
                                                     )
-------------------------------------------------    )
Occupation                                           )